West Coast Seminar
Las Vegas, Nevada
March 23, 2011
Forward-looking Statements
Certain statements contained in this presentation, including statements with respect to future earnings, outlook for 2011 key operating and financial metrics, ongoing operations, and financial condition, are forward-looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  Any statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,”
“expects,” “intends,” “plans,” “targets,” “predicts,” “projects,” “may result,” “may continue,” or similar expressions, are not statements of historical facts and may be
forward-looking.   Although IDACORP, Inc. (IDACORP) and Idaho Power Company (Idaho Power) believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results
discussed in the statements.   Factors that could cause actual results to differ materially from the forward-looking statements include the following: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho
Power’s ability to recover costs and/or earn a reasonable rate of return, including, but not limited to, the recovery or disallowance of costs that have been deferred, financings, allowed rates of return, electricity pricing and price structures, acquisition and disposal of assets and facilities, and current or prospective wholesale and retail competition; (b) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory and oversight bodies, including, but not limited to, the Federal Energy Regulatory Commission and Idaho and Oregon state regulatory commissions; (c)
changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of any tax credits; (d) litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (e) changes in and costs of compliance with laws, regulations, and policies relating to the environment, natural resources, and endangered species and the adoption of laws and regulations addressing the environment; (f) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power generating plant license renewals, or the non-renewal of such licenses; (g) global climate change and regional weather variations affecting customer demand and hydroelectric generation; (h) over-appropriation of surface and groundwater in the Snake River Basin and the resulting impact on hydroelectric generation; (i) inability to obtain required permits and approvals, rights-of-way, and siting, and risks related to contracting, construction, and start-up, for infrastructure development projects; (j) delays and cost increases in connection with the construction or modification of generating facilities and other capital projects; (k) breakdown or failure of equipment, forced outages, availability of electrical transmission capacity, and the availability of water for hydroelectric power generation, natural gas, coal, and diesel for power generation at thermal plants, and wind conditions for wind power generation; (l) changes in costs and availability of materials, fuel, and commodities, and their impact on the ability to meet required load and on the wholesale energy market in the western United States; (m) disruptions of Idaho Power’s transmission system or interconnected transmission systems; (n)
customer growth rates within Idaho Power’s service area; (o) the continuing effects of the weak economy, including decreased demand for electricity and reduced revenue from sales of excess energy during periods of low wholesale market prices; (p) market prices and demand for energy; (q) reductions in credit ratings and the resulting impact on access to capital markets; (r) results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms; (s) increases in the costs associated with energy commodity and other derivative instruments; (t) general capital market conditions and government regulation that affects the cost of capital, the ability to access the capital markets, and the amount of funding obligations for postretirement benefits; (u) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; and (v) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements.   Any such forward-
looking statements should be considered in light of these factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2010
and other reports on file with the Securities and Exchange Commission.   Any forward-looking statement speaks only as of the date on which such statement is made.
IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.
1
Who We Are
Our Vision:
To be regarded as an exceptional utility.
Our Mission:
Prosper by providing reliable, responsible,
fair-priced energy services, today and tomorrow.
2

IDACORP

IDACORP

Regulated

IDAHO POWER

An IDACORP Company

- Combination hydro-thermal utility
- Approximately 492,000 general business customers in Idaho/Oregon
- 24,000 sq. mile service territory
- 3,276 MW of generation capacity

Idaho Energy Resources Company

Bridger Coal Joint Venture

Non-Regulated

IDACORP FINANCIAL

Total portfolio consists of 700 properties located in Puerto Rico, the US Virgin Islands, and all US states except Alaska

IDA-WEST ENERGY

An IDACORP Company

Owns & operates 9 hydroelectric projects in Idaho and California with a total generation capacity of approximately 45 MW

Organization Structure
3

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
IDAHO
Salmon
Payette
Snake River
LG
Boise
Bennett Mountain
Danskin
Pocatello
Twin Falls

Idaho Power Service Area
4

IDACORP

[redacted]

4,817 Miles of high-voltage transmission lines
D[redacted]
26,698 Miles of distribution lines
Generation
1,709 MW Hydro
1,118 MW Coal
449 MW Other
3,276 Total MW
Step-Up Station
28 In service
Substation
229 Substations
Customers
492,073 General Business Customers as of December 31, 2010

Idaho Power Core Business
5
Strengths
95 Years of Tradition
Strong Hydroelectric Base
Active Regulatory Strategy
Growing Customer Base
Culture of Integrity
Future of Growth
6
IDACORP
Subsidiary Contributions - Net Income
(in millions except for per diluted share amounts)
2007 2008 2009 2010
Idaho Power Company
$ 76.6 $ 94.1 $ 122.6 $ 140.6
Other (Net)
5.7 4.3 1.8 2.2
$ 82.3 $ 98.4 124.4 $ 142.8
Total
Weighted average outstanding shares - diluted
44.3 45.4 47.2 48.3
Earnings per diluted share
$ 1.86 $ 2.17 $ 2.64 $ 2.95
7

IDACORP

Industry Employment

26%
Healthcare
28%
High Tech
8%
Agriculture
12%
Higher Ed
8%
Banking & Finance
18%
Retail

Top Employers

Unemployment Rate

10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
Historic
Forecast
Idaho
U.S.

Idaho Economic Brief
More Than Just Potatoes
(Excluding Government)
8
ecember 2010
Generation Carbon Emissions
Idaho Power's CO
2
 Emissions
Source: Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States - 2008. Released by the Ceres Investor Coalition, the
Natural Resources Defense Council, the Public Service Enterprise Group Inc. and PG&E Corporation in June 2010.
9
Low Rates for Customers
Residential and Industrial
(cents / kilowatt-hour)
Residential Industrial
$0.14
$0.09
$0.12
$0.07
$0.10
$0.05
$0.08
$0.03
$0.06
$0.04
$0.01
2004 2005 2006 2007 2008 2009 2010
2004 2005 2006 2007 2008 2009 2010
Idaho Power National Average*
Idaho Power National Average *
*
 Source:   Edison Electric Institute “Typical Bills and Average Rates Report” 12 months ending 6/30/10
10
Our Future
Drivers for Continued Success
11
Estimated Capital Requirements
(Millions of Dollars)
2011 2012 - 2013
Ongoing capital expenditures $ 190 - 192 $   402 - 413
Langley Gulch 126 - 130 33 - 37
Other major projects 4 - 8 20 - 25
Total $ 320 - 330 $ 455 - 475
Idaho Power’s estimated cash requirements for construction, excluding AFUDC for 2011 through 2013
12
Langley Gulch
300 MW Combined Cycle Natural Gas Power Plant
On schedule & within the budget of $427 million
Expected in-service - June 2012
Heat rate - approximately 6,750 Btu/Kwh
Gas burn rate - approximately 1,800 MMBtu/h
13
Boardman to Hemingway
299 mile, 500-kV transmission line
Estimated cost $820 million, including AFUDC
IPC expected ownership between 30% - 50%
Expected in service mid 2016
14
April 2010
Spring Outlook
March Through May 2011
Precipitation Temperature
15
Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce
Questions?
16
Appendix
General Business Energy
Sales & Revenues
By Customer Class
General Business Energy Sales
General Business Revenues
(MWh’s - Thousands)
($millions)
16,000
$1,000
14,542 14,544
$ 883.8
$ 870.4
13,948
13,513
$900
14,000
$ 784.3
$800
$ 668.3
12,000
$700
10,000
$600
8,000
$500
$400
6,000
$300
4,000
$200
2,000
$100
$0
0
2007 2008 2009 2010
2007 2008 2009 2010
Residential Commercial Industrial Irrigation
Residential Commercial Industrial Irrigation
A1
General Business Customers
500,000
492,073
489,927
490,000
487,165
481,651
480,000
471,779
470,000
460,000
457,146
450,000
440,000
430,000
2005 2006 2007 2008 2009 2010
General Business Customers (1.5% CAGR 2005-2010)
A2
Earnings Per Diluted Share &
Return on Year-End Equity
(Period-End)
Earnings Per Diluted Share Return on Year-End Equity
$3.50
10%
9.3%
$3.00
8.9%
$2.95
8%
$2.50
$2.64
7.5%
6.8%
6%
$2.00
$2.17
$1.86
$1.50
4%
$1.00
2%
$0.50
$0.00
0%
2007 2008 2009 2010
2007 2008 2009 2010
A3
Liquidity
As of December 31, 2010
($ Million)
IDACORP
Idaho Power
(1)
5-Year Line of Credit Facility
- Expires April 2012 $ 100 $ 300
Plus: Cash 7 224
Less:        Commercial Paper Outstanding (67) 0
Total $ 37 $ 524
(1)
$24.2 million identified for Port of Morrow and American Falls bonds that holder may put to Idaho Power.
A4
Credit Ratings
Standard and Poor’s Moody’s
Idaho Power IDACORP Idaho Power IDACORP
Corporate Credit Rating /
Long-Term Issuer Rating BBB BBB Baa1 Baa2
Senior Secured Debt A- None A2 None
Senior Unsecured Debt BBB None Baa1 None
Short-Term Tax-Exempt Debt BBB/A-2 None Baa1/VMIG-2 None
Commercial Paper Senior Unsecured A-2 A-2 P-2 P-2
Credit Facility None None Baa1 Baa2
Senior Unsecured Rating Outlook Stable Stable Stable Stable
Date of Last Action February 24, 2010 March 30, 2010
These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.
A5
Brownlee Reservoir Inflows
18.0
17.0
16.0
14.0
12.0
11.3
10.0
10.7
10.1
9.2
8.0
8.5
8.1
7.3
6.9
6.0
6.2
4.0
2.0
0.0
2006 2007 2008 2009 2010
Million Acre-Feet (MAF) Million MWh Hydroelectric Generation (Annual - All IPC Plants)*
* At February 23, 2011, the estimate of 2011 hydroelectric generation was 7.5 to 9.5 MMWh
A6
Key Financial & Operating
Metrics and 2011 Earnings Guidance
2011 Estimate
(1)
2010 Actual
Idaho Power Operations &   Maintenance Expense (millions) $300 - $310 $294
Idaho Power Capital Expenditures (millions) $320 - $330 $341
Idaho Power Hydroelectric Generation (million MWh) 7.5 - 9.5 7.3
Non-Regulated Subsidiary Earnings and
$0 - $3 $2
Holding Company Expenses (millions)
2011 Earnings Guidance
(1)
$2.80 - $2.95 per diluted share
(1)
 As of February 23, 2011
A7
For Additional Information
Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com
Steven R. Keen
Vice President Finance and Treasurer
(208) 388-2600
Darrel T. Anderson
Executive Vice President-Administrative Services
and Chief Financial Officer
(208) 388-2650
WWW.IDACORPINC.COM
WWW.IDAHOPOWER.COM